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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                   FORM 8-K

                                CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  MAY 7, 1998

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                             ENVIROTEST SYSTEMS CORP.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                 1-13241                 06-0914220
(State or other jurisdiction    (Commission            (I.R.S. Employer
     of incorporation)          File Number)          Identification No.)

                              ------------------

                           ENVIROTEST TECHNOLOGIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                33-57384-01
         DELAWARE               033-75406-01              36-2680300
(State or other jurisdiction    (Commission            (I.R.S. Employer
     of incorporation)          File Number)          Identification No.)

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                               246 Sobrante Way
                         Sunnyvale, California  94086
 (Address of principal executive offices, including zip code, of Registrants)

                                (408) 774-6300
              (Registrants' telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     Attached hereto as Exhibit 1, and incorporated herein by reference, is the text of a press release of Envirotest Systems Corp., dated May 7, 1998.



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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                       Envirotest Systems Corp.
                                       Envirotest Technologies, Inc.
                                       (Registrants)


                                            /s/ F. Robert Miller
Dated: May 7, 1998                     --------------------------------
                                       by: F. Robert Miller
                                           President and Chief Executive
                                             Officer of Envirotest
                                             Systems Corp. and Envirotest
                                             Technologies, Inc.